Employee Retirement plans	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Pension And Other Postretirement Benefits Disclosure [Text Block]

21. Employee Retirement plans:

In accordance with French law, post-retirement benefits for most of the Company’s employees are sponsored by the relevant government agencies in France. The Company’s liability with respect to these plans is generally limited to specific monthly payroll deductions. Consequently, there is no additional liability in connection with these plans. Expenses recognized for these plans were $1,372,000 in 2012, $1,432,000 in 2011 and $1,498,000 in 2010.

French law requires the Company to provide for the payment of a lump sum retirement indemnity to French employees based upon years of service and compensation at retirement. Benefits do not vest prior to retirement. The Company’s benefit obligation was $2,819,000, $2,106,000 and $1,881,000 as of December 31, 2012, 2011 and 2010, respectively. Any actuarial gains or losses are recognized in the period when they occur.

In 2008 and 2010, the French Government reinforced legislation regarding an employer’s ability to make employees retire and the final age for retirement. As such the retirement indemnity has been calculated on the assumption of voluntary retirement and the impact on the benefit obligation was recognized as an actuarial loss.

The benefit obligation is calculated as the present value of estimated future benefits to be paid, using the following assumptions:

	2010	2011	2012
Average increase of salaries	3%	3%	3%
Discounted interest rate	4.75%	4.5%	3%
Turn over	actuarial standard and average of the last 5 years	actuarial standard and average of the last 5 years	actuarial standard and average of the last 5 years
Age of retirement	60 to 65 years	60 to 65 years	60 to 65 years
	actuarial standard based on age and professional status	actuarial standard based on age and professional status	actuarial standard based on age and professional status

Changes in the funded status of the benefit plans were as follows:

	December 31,
In thousands of U.S. dollars	2011	2012

Benefit obligations at beginning of year	1,880	2,106
Service cost	166	162
Interest cost	93	91
Plan amendments	-	-
Benefits paids	(10)	(267)
Actuarial loss (gain)	58	723
Exchange rate changes	(81)	4
Benefit obligations at end of year	2,106	2,819

The Company does not have a funded benefit plan and the lump sum retirement indemnity is accrued on the balance sheet as a liability.

The future expected benefits to be paid over the next five years and for the five years thereafter is as follows:

Future expected payment of benefits:	Year Ending:
In thousands of U.S. dollars
	12/31/2013	-
	12/31/2014	60,711
	12/31/2015	202,173
	12/31/2016	234,059
	12/31/2017	-
	Next 5 Years	530,305

In the United States, the Company sponsors a defined contribution retirement plan for certain employees located in the United States. The contribution is the lesser of 25% of an employee’s wages or $49,000 in 2011 and 2012. The Company made and accrued contributions of approximately $140,000 in 2012, $55,000 in 2011 and $72,000 in 2010.